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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                    ----------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934

                          DATE OF REPORT - MAY 29, 2003
                        (Date of earliest event reported)


                                 ALKERMES, INC.
             (Exact name of Registrant as specified in its charter)


      PENNSYLVANIA                      1-14131                  23-2472830
(State of incorporation)        (Commission file number)       (IRS employer
                                                               identification
                                                                  number)


                88 SIDNEY STREET, CAMBRIDGE, MASSACHUSETTS 02139
               (Address of principal executive offices, zip code)


                            AREA CODE (617) 494-0171
                               (Telephone number)
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ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

          (c)  Exhibits

               99.1 Press Release issued May 29, 2003.

ITEM 9.   REGULATION FD DISCLOSURE.
          (INFORMATION FURNISHED UNDER ITEM 12 - RESULTS OF OPERATIONS AND FINANCIAL CONDITION)

This information furnished under "Item 9. Regulation FD Disclosure" is provided under "Item 12. Results of Operations and Financial Condition" in accordance with SEC Release No. 33-8216.

On May 29, 2003, Alkermes, Inc. issued a press release announcing its financial results for the fiscal year ended March 31, 2003. The full text of the press release is furnished as Exhibit 99.1 to this Current Report.

The information in this Form 8-K and the Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.


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                                   SIGNATURES

     Pursuant to requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Dated: May 29, 2003                          Alkermes, Inc.


                                             By: /s/ James M. Frates
                                                --------------------------------
                                                 James M. Frates
                                                 Vice President, Chief Financial
                                                 Officer, and Treasurer

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                                 ALKERMES, INC.

                           CURRENT REPORT ON FORM 8-K

                                  EXHIBIT INDEX

Exhibit No.         Exhibit
-----------         -------

  99.1              Press Release issued May 29, 2003.


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